                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                  FORM 8-K/A

                                AMENDMENT NO. 1
                                      TO
                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):   June 11, 1998


                             GLOBAL CASINOS, INC.
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)


              Utah                      0-15415               87-0340206
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   State or other jurisdiction      Commission file          (IRS Employer
      of incorporation or               number            Identification No.
          organization


         4465 Northpark Drive, Colorado Springs, Colorado         80907
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             (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code:  (303) 756-3777



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         (Former name or former address, if changed since last report)

ITEM 5: OTHER EVENTS
        ------------

  On June 11, 1998, Global Casinos, Inc. (the "Company") and its wholly-owned subsidiary Global Alaska Industries, Inc., an Alaska corporation ("GAI") executed and delivered an Agreement to Convert Debt (the "Agreement") with Mark Griffin ("Griffin").

  In connection with the Company's acquisition of Alaska Bingo Supply, Inc. ("ABS") in August 1997, GAI issued its Promissory Note to Griffin, the sole shareholder of ABS, in the principal amount of $4,000,000 representing payment of a portion of the purchase price for the shares of ABS Common Stock acquired in the acquisition. Pursuant to the terms of the Agreement, Griffin has agreed to convert, and has converted, the principal balance due and owing under the Note of $3,853,291, and accrued and unpaid interest thereon in the amount of $15,202, into (i) 340,329 shares of the Company's Series B Convertible Preferred Stock ("Series B Preferred Stock"), having a face value of $10.00 per share, and (ii) a convertible Promissory Note in the principal amount of $450,000 (the "Second Note"). By agreement of the parties, the conversion was deemed effective March 31, 1998 (the "Effective Date"). Each share of Series B Preferred Stock is convertible, at the option of the holder, into one share of the Company's Common Stock at any time commencing the earlier of (i) one year from the date of issue or (ii) upon the effective date of a Registration Statement registering for sale under the Securities Act of 1933, as amended (the "Securities Act"), the shares of the Company's Common Stock issuable upon such conversion ("Conversion Stock"); provided, however, that in no event shall the Series B Preferred Stock be convertible into more than 311,550 shares of Common Stock (the "Maximum Aggregate Conversion") without the approval of the Company's shareholders. The Maximum Aggregate Conversion is a number equal to 19.9% of the Company's total issued and outstanding shares of Common Stock, without giving effect to the conversion.

  The Company has the option, but not the obligation, to redeem all or any portion of the Series B Preferred Stock at a redemption price of $10.00 per share. Holders of the Series B Preferred Stock are entitled to receive an annual dividend payable at the rate of 8% per annum. The outstanding shares of Series B Preferred Stock are non-voting, except as required by law.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------

        (a)    Financial Statements
               --------------------

               None

        (b)    Pro Forma Financial Information
               -------------------------------

               Included herewith is a "pro forma" balance sheet of the Company as of March 31, 1998 giving retroactive effect to March 31, 1998 of the transactions provided for and consummated in connection with the Agreement.

        (c)    EXHIBITS
               --------

                 Item     Title
                 ----     -----
                 1.0      Agreement to Convert Debt

                 2.0 Certificate of Designation of Rights and Preferences of Series B Convertible Preferred Stock

                 3.0      Convertible Promissory Note

                     GLOBAL CASINOS, Inc. and Subsidiaries

                            Pro Forma Balance Sheet
                             as of March 31, 1998

                     Global Casinos, Inc. and Subsidiaries
                     Consolidated Pro Forma Balance Sheets


                                                 March 31,      June 30,
                                                   1998           1997
                                                (unaudited)     (audited)
                                               -------------  -------------

Assets
------
Current assets:
  Cash                                         $  1,022,713   $  1,048,371
  Accounts receivable:
     Related parties                                 41,028         11,199
     Trade, net of allowance for doubtful
       accounts of $11,609 at March 31, 1998
       and $14,750 at June 30, 1997                 273,695         62,710
     Employees                                       20,314              -
  Inventory                                         268,883              -
  Marketable securities                              37,821              -
  Current portion of notes receivable               124,425         57,645
  Other                                              57,167        138,792
                                               -------------  -------------
Total current assets                              1,846,046      1,318,717
                                               -------------  -------------

Land, buildings and equipment:
  Land                                              533,350        531,715
  Buildings                                       4,893,107      3,913,510
  Equipment                                       2,132,852      2,539,837
                                               -------------  -------------
                                                  7,559,309      6,985,062
  Accumulated depreciation                       (2,100,337)    (1,615,751)
                                               -------------  -------------

Net land, buildings and equipment                 5,458,972      5,369,311

Other assets, net of amortization of
  $31,264 at March 31, 1998 and
  $17,000 at June 30, 1997                          279,904         60,486

Leasehold and contract rights,
  net of amortization of $1,321,774 at
  March 31, 1998 and $1,077,424 at
  June 30, 1997                                   1,731,626      2,050,976
Goodwill, net of amortization of
  $154,425 at March 31, 1998                      3,783,408              0

Notes receivable, net of current portion,
  and including receivables in default              332,513        369,059
                                               -------------  -------------
                                               $ 13,432,469   $  9,168,549
                                               =============  =============

                     Global Casinos, Inc. and Subsidiaries
                     Consolidated Pro Forma Balance Sheet
                                  (Continued)


                                                 March 31,      June 30,
                                                   1998           1997
                                                (unaudited)     (audited)
                                               -------------  -------------
Liabilities and stockholders' equity
------------------------------------
Current liabilities:
  Accounts payable, including related party
     payables of $31,421 at June 30, 1997      $    333,628   $    318,199
  Accrued expenses                                1,023,257        958,880
  Accrued interest                                  243,017        154,995
  Note payable                                       50,000              -
  Current portion of long-term debt
     including debt in default                    1,746,893        557,450
  Mandatory redeemable convertible
     Class A preferred stock, in default             36,000         53,500
                                               -------------  -------------

Total current liabilities                         3,432,795      2,043,024
                                               -------------  -------------

Long-term debt, less current portion              3,093,425      4,052,900
Other                                                18,546              -
                                               -------------  -------------

                                                  3,111,971      4,052,900
                                               -------------  -------------

Minority interest                                   (19,349)        36,367
                                               -------------  -------------

Commitments and Contingencies
Stockholders' equity:
  Class A preferred stock - Convertible
     nonvoting, $2 par value:
     Authorized - 10,000,000 shares
     Issued and outstanding - 147,750 shares
       at March 31, 1998 and at
       June 30, 1997                                268,538        268,538
  Class B preferred stock - Convertible
     nonvoting, $.01 par value:
     Authorized - 10,000,000 shares
     Issued and outstanding - 340,329 shares
       at March 31, 1998                              3,403               -
  Common stock - $.05 par value:
     Authorized - 50,000,000 shares
     Issued and outstanding - 1,565,586 shares
       at March 31, 1998 and 1,400,811
       shares at June 30, 1997                       11,217          7,004
  Additional paid-in capital                    12, 647,471      8,969,045
  Accumulated deficit                            (6,023,577)    (6,208,329)
                                               -------------  -------------
                                                  6,907,052      3,036,258
                                               -------------  -------------
                                               $ 13,432,469   $  9,168,549
                                               =============  =============

                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                GLOBAL CASINOS, INC.



Date: 06/11/98                  By:  /s/ Stephen G. Calandrella
      --------                       -------------------------------------
                                     Stephen G. Calandrella, President
